Exhibit 99.1

Gladstone Investment Corporation Reports Financial Results for the Fiscal Year and Quarter Ended March 31, 2008

  Net Investment Income for the year ended March 31, 2008 was $13.1 million, or $0.79 per common share and for the quarter ended March 31, 2008 was $3.4 million, or $0.21 per common share
  Net Decrease in Net Assets Resulting From Operations for the year was $0.9 million, or $0.06 per common share and for the quarter ended March 31, 2008 was $10.0 million, or $0.60 per common share

MCLEAN, Va.--(BUSINESS WIRE)--Gladstone Investment Corp. (NASDAQ:GAIN) (the “Company”) today announced earnings for the fourth quarter and fiscal year ended March 31, 2008. All per share references are per basic and diluted weighted average common share outstanding, unless otherwise noted.

Net Investment Income for the year ended March 31, 2008 was $13,051,550, or $0.79 per share compared to Net Investment Income for the year ended March 31, 2007 of $11,147,732, or $0.67 per share. For the three months ended March 31, 2008 Net Investment Income was $3,422,242, or $0.21 per share compared to $2,784,614, or $0.17 per share for the same period a year ago.

Net Decrease in Net Assets Resulting from Operations for the year ended March 31, 2008 was $941,161, or $0.06 per share compared to the Net Increase in Net Assets Resulting from Operations of $7,268,404, or $0.44 per share for the year ended March 31, 2007. The Net Decrease in Net Assets Resulting from Operations for the three months ended March 31, 2008 was $9,953,471, or $0.60 per share compared to the Net Increase in Net Assets Resulting from Operations of $458,769, or $0.03 per share for the three months ended March 31, 2007. The primary reason for the decrease in net assets for both the quarter and fiscal year end is directly related to the unrealized depreciation adjustments the Company recorded in the fourth quarter as a result of the devaluation in our overall investment portfolio.

Total assets were $352,293,092 at March 31, 2008 as compared to $323,590,215 at March 31, 2007. Net asset value was $12.47 per actual common share outstanding at March 31, 2008 as compared to $13.46 per actual common share outstanding at March 31, 2007.

The weighted average yield on our portfolio of investments, excluding cash and cash equivalents, was 8.91% for the year ended March 31, 2008 compared to 8.72% for the year ended March 31, 2007. The annualized weighted average yield on the Company’s portfolio for the three months ended March 31, 2008 was 8.42% compared to 8.72% for the three months ended March 31, 2007.

During the fourth quarter ended March 31, 2008, the Company recorded the following activity:

  Invested approximately $10.6 million in senior debt, common stock and common stock warrants in Mathey Investments, Inc.; and
  Sold ten syndicated loan participations for approximately $16.5 million, realizing an aggregate net loss of approximately $2.2 million on the transactions.

At March 31, 2008, the Company held 43 non-control/non-affiliate investments, six control investments and three affiliate investments, totaling an aggregate cost basis of approximately $351 million and a fair value of approximately $336 million.

Condensed Schedule of Investments
March 31, 2008
Investment Type	Cost	Fair Value
Total Non-Control/Non-Affiliate Investments	$166,416,086	$142,739,216
Total Control Investments	138,353,930	145,406,928
Total Affiliate Investments	46,034,721	47,457,910
Total Investments	$350,804,737	$335,604,054

“Our investing activity continues to include proprietary investments and co- investments in support of equity sponsors. We are also expanding our efforts in the control investment category,” said Chip Stelljes, Co-Vice Chairman and Chief Investment Officer.

Subsequent to March 31, 2008, the Company:

  Successfully sold all 5,520,033 million shares associated with the transferable rights offering for net proceeds of approximately $41 million;
  Invested approximately $5.7 million in one new investment;
  Sold nine of its syndicated loan participations totaling approximately $13.2 million, realizing an aggregate net loss of approximately $1.7 million on the transactions;
  Declared monthly cash dividends of $0.08 per common share for each of the months of April, May and June of 2008.

The Company will hold a conference call on Thursday, May 22, 2008 at 8:30 am EDT to discuss fourth quarter and fiscal year financial results. Please call (877) 407-8031 to enter the conference. An operator will monitor the call and set a queue for the questions.

A replay of the conference call will be available through June 22, 2008. To hear the replay, please dial (877) 660-6853, access playback account 286 and use ID code 284214. The replay will be available approximately two hours after the call concludes.

The live audio broadcast of Gladstone Investment's quarterly conference call will be available online at www.GladstoneInvestment.com and www.investorcalendar.com. The online replay will follow shortly after the call and will be available through June 22, 2008.

Gladstone Investment Corporation is an investment company that seeks to make debt and equity investments in small and mid-sized private businesses in the U.S. in connection with acquisitions, changes in control and recapitalizations. For more information please visit our website at http://www.GladstoneInvestment.com.

For further information contact Kerry Finnegan at 703-287-5893.

This press release may include statements that may constitute “forward-looking statements,” including statements with regard to the future performance of the Company. Words such as “should,” “believes,” “feel,” “expects,” “projects,” “strive,” “goals,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements inherently involve certain risks and uncertainties, although they are based on the Company’s current plans that are believed to be reasonable as of the date of this press release. Factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements include, among others, those factors listed under the caption "Risk factors" of the Company’s Annual Report on Form 10-K for the year ended March 31, 2008, as filed with the SEC on May 21, 2008. The risk factors set forth in the Form 10-K under the caption “Risk Factors” are specifically incorporated by reference into this press release. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

GLADSTONE INVESTMENT CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

	Three months ended	Three months ended
	March 31, 2008	March 31, 2007

INVESTMENT INCOME
Interest income
Non-Control/Non-Affiliate investments	$3,354,365	$2,634,567
Control investments	2,725,237	1,775,004
Affiliate investments	783,892	420,961
Cash and cash equivalents	23,119	51,141
Total interest income	6,886,613	4,881,673
Other income	6,768	3,229
Total investment income	6,893,381	4,884,902

EXPENSES
Base management fee	492,651	198,679
Loan servicing fee	1,272,421	1,060,163
Administration fee	208,346	162,244
Interest expense	1,914,821	538,913
Amortization of deferred finance costs	138,663	142,387
Professional fees	60,172	231,703
Stockholder related costs	47,301	85,974
Insurance expense	48,422	61,406
Directors fees	54,708	53,800
Taxes and licenses	43,815	28,879
General and administrative expenses	66,215	38,498
Expenses before credit from Adviser	4,347,535	2,602,646
Credits to base management fee	(876,396)	(502,358)
Total expenses net of credit to base management fee	3,471,139	2,100,288
NET INVESTMENT INCOME	3,422,242	2,784,614

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized loss on sale of Non-Control/Non-Affiliate investments	(2,213,942)	(92,906)
Net unrealized (depreciation) appreciation of Non-Control/Non-Affiliate investments	(12,605,949)	627,501
Net unrealized appreciation (depreciation) of Control investments	397,358	(2,872,940)
Net unrealized appreciation of Affiliate investments	1,104,703	12,500
Net unrealized depreciation on derivative	(57,883)	-
Net loss on investments	(13,375,713)	(2,325,845)

NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,953,471)	$458,769

NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE:
Basic and Diluted	$(0.60)	$0.03

SHARES OF COMMON STOCK OUTSTANDING:
Basic and diluted weighted average shares	16,560,100	16,560,100

GLADSTONE INVESTMENT CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS

			For the period
			June 22, 2005
			(Commencement of
	Year Ended	Year Ended	Operations) to
	March 31, 2008	March 31, 2007	March 31, 2006

INVESTMENT INCOME
Interest income
Non-Control/Non-Affiliate investments	$14,574,832	$9,572,593	$2,450,906
Control investments	10,768,484	5,486,060	255,059
Affiliate investments	2,285,836	535,629	-
Cash and cash equivalents	216,732	1,661,647	4,434,706
Total interest income	27,845,884	17,255,929	7,140,671
Other income	47,596	5,707	230,185
Total investment income	27,893,480	17,261,636	7,370,856

EXPENSES
Base management fee	1,802,602	2,413,116	915,360
Loan servicing fee	5,013,503	1,568,854	-
Administration fee	855,086	526,595	288,471
Interest expense	7,733,385	607,661	378
Amortization of deferred finance costs	734,195	233,779	-
Professional fees	416,348	586,028	163,369
Stockholder related costs	267,613	273,483	89,563
Insurance expense	231,211	262,339	184,642
Directors fees	231,689	208,100	160,000
Taxes and licenses	168,833	168,873	195,270
General and administrative expenses	196,336	142,659	44,494
Expenses before credit from Adviser	17,650,801	6,991,487	2,041,547
Credits to base management fee	(2,808,871)	(877,583)	(554,589)
Total expenses net of credit to base management fee	14,841,930	6,113,904	1,486,958
NET INVESTMENT INCOME	13,051,550	11,147,732	5,883,898

REALIZED AND UNREALIZED (LOSS) GAIN ON INVESTMENTS
Realized (loss) gain on sale of Non-Control/Non-Affiliate investments	(2,411,654)	(93,850)	57,431
Net unrealized (depreciation) appreciation of Non-Control/Non-Affiliate investments	(23,277,742)	(562,097)	162,968
Net unrealized appreciation (depreciation) of Control investments	10,338,879	(3,235,881)	(50,000)
Net unrealized appreciation of Affiliate investments	1,410,689	12,500	-
Net unrealized depreciation on derivative	(52,883)	-	-
Net (loss) gain on investments	(13,992,711)	(3,879,328)	170,399

NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(941,161)	$7,268,404	$6,054,297

NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE:
Basic and Diluted	$(0.06)	$0.44	$0.37

SHARES OF COMMON STOCK OUTSTANDING:
Basic and diluted weighted average shares	16,560,100	16,560,100	16,391,589

GLADSTONE INVESTMENT CORPORATION CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	March 31, 2008	March 31, 2007

ASSETS
Non-Control/Non-Affiliate investments (Cost 3/31/08: $166,416,086; 3/31/07: $138,567,741)	$142,739,216	$138,168,612
Control investments (Cost 3/31/08: $138,353,930; 3/31/07: $116,302,372)	145,406,928	113,016,491
Affiliate investments (Cost 3/31/08: $46,034,721; 3/31/07: $19,750,000)	47,457,910	19,762,500
Total investments at fair value (Cost 3/31/08: $350,804,737; 3/31/07: $274,620,113)	335,604,054	270,947,603
Cash and cash equivalents	9,360,154	37,788,941
Interest receivable	1,661,724	1,306,090
Prepaid insurance	90,521	83,819
Deferred finance costs	323,547	627,960
Due from Custodian	4,399,016	12,694,985
Due from Adviser	89,401	20,383
Other assets	764,675	120,434
TOTAL ASSETS	$352,293,092	$323,590,215

LIABILITIES
Due to Administrator	$208,346	$162,244
Borrowings under line of credit	144,834,500	100,000,000
Accrued expenses	716,107	523,698
Other liabilities	89,190	85,764
Total Liabilities	145,848,143	100,771,706
NET ASSETS	$206,444,949	$222,818,509

ANALYSIS OF NET ASSETS:
Common stock, $0.001 par value, 100,000,000 shares authorized and 16,560,100 shares issued and outstanding	$16,560	$16,560
Capital in excess of par value	224,172,532	226,553,515
Net unrealized depreciation of investment portfolio	(15,200,683)	(3,672,510)
Net unrealized depreciation of derivative	(52,883)	-
Accumulated net investment income	18,200	18,067
Accumulated net realized loss	(2,508,777)	(97,123)
TOTAL NET ASSETS	$206,444,949	$222,818,509
Net assets per share	$12.47	$13.46

GLADSTONE INVESTMENT CORPORATION
CONSOLIDATED FINANCIAL HIGHLIGHTS
(UNAUDITED)

	Three months ended March 31, 2008	Three months ended March 31, 2007
Per Share Data (1)
Balance at beginning of period	$13.31	$13.65

Income from investment operations:
Net investment income (2)	0.21	0.17
Realized loss on sale of investments (2)	(0.13)	(0.01)
Net unrealized depreciation of investments (2)	(0.68)	(0.13)
Total from investment operations	(0.60)	0.03
Distributions (3)	(0.24)	(0.22)
Net asset value at end of period	$12.47	$13.46

Per share market value at beginning of period	$9.81	$15.31
Per share market value at end of period	9.41	14.87
Total Return (4)	(1.77%)	(1.41%)
Shares outstanding at end of period	16,560,100	16,560,100

Statement of Assets and Liabilities Data:
Net assets at end of period	$206,444,949	$222,818,509
Average net assets (5)	$214,143,553	$223,372,272

Senior Securities Data:
Borrowings under line of credit	$144,834,500	$100,000,000
Average coverage ratio (6)	243%	324%
Average coverage per unit (7)	$3,513	$3,228

Ratios/Supplemental Data
Ratio of expenses to average net assets (8) (9)	8.12%	4.66%
Ratio of net expenses to average net assets (8) (10)	6.48%	3.76%
Ratio of net investment income to average net assets (8)	6.39%	4.99%

(1)	Based on actual shares outstanding at the end of the corresponding period.
(2)	Based on weighted average basic per share data.
(3)	Distributions are determined based on taxable income calculated in accordance with income tax regulations which may differ from amounts determined under accounting principles generally accepted in the United States of America.
(4)	Total return equals the change in the market value of the Company's common stock from the beginning of the period taking into account dividends reinvested in accordance with the terms of our dividend reinvestment plan.
(5)	Calculated using the average of the ending monthly net assets for the respective periods.
(6)	As a business development company, we are generally required to maintain a ratio of 200% of total assets to total borrowings.
(7)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(8)	Amounts are annualized.
(9)	Ratio of expenses to average net assets is computed using expenses before credit from the Adviser.
(10)	Ratio of net expenses to average net assets is computed using total expenses net of credits to the management fee.

GLADSTONE INVESTMENT CORPORATION
CONSOLIDATED FINANCIAL HIGHLIGHTS

	For the year ended March 31, 2008	For the year ended March 31, 2007	For the period June 22, 2005 (Commencement of Operations) to March 31, 2006
Per Share Data (1)
Balance at beginning of period	$13.46	$13.88	$-
Net proceeds from initial public offering (2)	-	-	13.95
Offering costs	-	-	(0.05)

Income from investment operations:
Net investment income (3)	0.79	0.67	0.36
Realized loss on sale of investments (3)	(0.15)	(0.01)	-
Net unrealized (depreciation) appreciation of investments (3)	(0.70)	(0.22)	0.01
Total from investment operations	(0.06)	0.44	0.37

Total distributions (4)	(0.93)	(0.85)	(0.39)
Shelf registration offering costs	-	(0.01)	-

Net asset value at end of period	$12.47	$13.46	$13.88

Per share market value at beginning of period	$14.87	$15.10	$15.00
Per share market value at end of period	9.41	14.87	15.10
Total Return (5)	(31.54%)	4.36%	3.39%
Shares outstanding at end of period	16,560,100	16,560,100	16,560,100

Statement of Assets and Liabilities Data:
Net assets at end of period	$206,444,949	$222,818,509	$229,841,697
Average net assets (6)	$219,625,608	$225,642,593	$226,875,738

Senior Securities Data:
Borrowings under line of credit	$144,834,500	$100,000,000	$-
Average coverage ratio (7)	243%	324%	N/A
Average coverage per unit (8)	$3,513	$3,228	N/A

Ratios/Supplemental Data
Ratio of expenses to average net assets (9) (10)	8.04%	3.10%	1.08%
Ratio of net expenses to average net assets (9) (11)	6.76%	2.71%	0.79%
Ratio of net investment income to average net assets (9)	5.94%	4.94%	3.11%

(1)	Based on actual shares outstanding at the end of the corresponding period.
(2)	Net of initial underwriting discount of $1.05 per share.
(3)	Based on weighted average basic per share data.
(4)	Distributions are determined based on taxable income calculated in accordance with income tax regulations which may differ from amounts determined under accounting principles generally accepted in the United States of America.
(5)	Total return equals the change in the market value of the Company's common stock from the beginning of the period taking into account dividends reinvested in accordance with the terms of our dividend reinvestment plan.
(6)	Calculated using the average of the ending monthly net assets for the respective periods.
(7)	As a business development company, we are generally required to maintain a ratio of 200% of total assets to total borrowings.
(8)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(9)	Amounts are annualized.
(10)	Ratio of expenses to average net assets is computed using expenses before credit from the Adviser.
(11)	Ratio of net expenses to average net assets is computed using total expenses net of credits to the management fee.

CONTACT:
Gladstone Investment Corporation
Kerry Finnegan, 703-287-5893